SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
November 18, 2004

CRAFTMADE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26667	75-2057054
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

650 South Royal Lane, Suite 100
Coppell, Texas 75019
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 393-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On November 18, 2004, Craftmade International, Inc. (the “Company”) entered into a General Release and Severance Agreement (the “Agreement”) with Kathleen B. Oher, who previously served as a Director and Chief Financial Officer of the Company. The Agreement provides that on December 17, 2004, the Company will pay Ms. Oher $173,981.22. The Agreement also contains mutual releases, in which the Company and Ms. Oher each release the other for all claims demands or suits arising prior to the date of the execution of the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1

Item 9.01 Financial Statements and Exhibits

     (c)       Exhibits.

10.1	General Release and Severance Agreement, dated November 18, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.
Date: November 23, 2004	By:	/s/ Brad D. Heimann
Brad D. Heimann
Executive Vice President and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1 -	General Release and Severance Agreement, dated November 18, 2004.